UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549


                                      FORM 8-K


                                  CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                       OF 1934


    Date of Report (Date of the earliest event reported):  January 24, 1997
                                                            (November 8, 1996)




             Standard Management Corporation (Exact name of registrant as specified in its charter)


                    0-20882                            No. 35-1773567
  (Commission file number)                (IRS employer identification no.)


               9100 Keystone Crossing
                 Indianapolis, Indiana                             46240
   (Address of principal executive offices)                       (Zip Code)

                                   (317) 574-6200
          (Telephone)







          Item 7.   Financial Statements and Exhibits.

          The following financial statements are filed as part of this report:

          (a)  Audited Financial Statements of Shelby Life Insurance Company:

                    Report of Independent Accountants

                    Balance Sheets as of December 31, 1995 and 1994

                    Statements of Income for the years ended December 31, 1995 and 1994

                    Statements of Cash Flows for the years ended December 31, 1995 and 1994

                    Notes to Financial Statements

               Unaudited Interim Financial Statements of Shelby Life Insurance Company

                    Balance Sheet as of September 30, 1996

                    Statements of Income for the nine months ended September 30,
                      1996 and September 30, 1995

                    Statement of Cash Flows for the nine months ended September
                      30, 1996 and 1995

                    Notes to Financial Statements

          (b)  Pro Forma Financial Information:

               Standard Management Corporation
               Pro Forma Combined Financial Statements (Unaudited)

                    Pro Forma Combined Balance Sheet as of September 30, 1996 (Unaudited)

                    Pro Forma Combined Statement of Operations for the nine months ended
                    September 30, 1996 (Unaudited)

                    Pro Forma Combined Statement of Operations for the year ended
                    December 31, 1995 (Unaudited)

                    Notes to Pro Forma Combined Financial Statements (Unaudited)




                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STANDARD MANAGEMENT CORPORATION
(Registrant)


          Date: January 24, 1997                  By:   /s/ RONALD D. HUNTER
                                                        Ronald D. Hunter
                                                        Chairman of the Board,
                                                        President and Chief
                                                        Executive Officer











                             SHELBY LIFE INSURANCE COMPANY FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994




          Report of Independent Accountants


          Board of Directors
          Shelby Life Insurance Company


          We have audited the accompanying balance sheets of the Shelby Life Insurance
          Company (the Company) as of December 31, 1995 and 1994, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to
          obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit
          also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial
          statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Shelby Life Insurance
          Company as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                  COOPERS & LYBRAND L.L.P.
Memphis,
          Tennessee
          September 18, 1996,
              except for Note 13
              as to which the date is
              November 8, 1996
          Shelby Life Insurance Company
          Balance Sheets
          December 31, 1995 and 1994










                                        ASSETS


                                         1995


                                         1994



















            Inve stm ent s:









          Debt secur iti es ava ila ble -fo r-s ale , at fair value

                  $
                                                                    57556880

                     $
                                                                    28944618



          Debt secur iti es hel d-t o-m atu rit y, at amo rti zed cost


                                                                    41647602


                                                                    77872761



          Poli cy loa ns


                                                                     2268534


                                                                     1840890



          Othe r inve stm ent s


                                                                     2420916


                                                                      550000













                                                                   103893932


                                                                   109208269



















          Cash and cash equiv ale nts


                                                                     1154269


                                                                         -


          Accrue d inve stm ent incom e


                                                                     1331813


                                                                     1850254


          Rein sur anc e reco ver abl e


                                                                      949637


                                                                     1101964


          Inco me tax es rec eiv abl e


                                                                         -


                                                                      220832


          Deferr ed pol icy acqui sit ion costs , net


                                                                      483018


                                                                      378895


          Pres ent value of futur e prof its , net


                                                                     4475083


                                                                     4012857


          Defe rre d inco me tax es


                                                                   499,000


                                                                     1090000


          Othe r asse ts


                                                                      240444


                                                                      317185






















          Tota l asse ts

                     $
                                                                   113027196

                     $
                                                                   118180256



























                         LIABILITIES AND STOCKHOLDER'S EQUITY

























          Poli cy dep osi ts and  liabi lit ies :









          Annui ty and  life dep osi ts

                  $
                                                                    84191283

                     $
                                                                    92149921



          Annu ity  and life  liabi lit ies


                                                                    10996561


                                                                    10794212



















          Acco unt s paya ble , accr ued  expen ses  and othe r liab ili tie s


                                                                      607954


                                                                      713952


                                         F ede ral  incom e taxe s paya ble


                                                                      415628


                                                                         -


          Paya ble  to paren t


                                                                      373025


                                                                      271903





          Tota l liab ili tie s


                                                                    96584451


                                                                   103929988



















          Comm itm ent s and con tin gen cie s (Not e 12)

























          Comm on sto ck, $100 par value , 25,0 00 sha res autho riz ed, issue d and outs tan din g


                                                                     2500000


                                                                     2500000


          Addi tio nal  paid-in cap ita l


                                                                    13351000


                                                                    13351000


          Reta ine d earn ing s


                                                                      580915


                                                                       74074


          Net unr eal ize d hold ing gain (lo ss) on avail abl e-f or-sal e secu rit ies , net









     of tax  liabi lit y (ben efi t) of $5, 000  and $(86 3,0 00)  in 1995









          and 1994,  respe cti vel y


                                                                       10830


                                                                    -1674806





          Tota l stoc kho lde rs'  equit y


                                                                    16442745


                                                                    14250268






















          Tota l liab ili tie s and sto ckh old er' s equi ty

                     $
                                                                   113027196

                     $
                                                                   118180256



















The accompanying notes are an integral part of the financial statements.



Shelby Life Insurance Company Statements of Income for the years ended December 31, 1995 and 1994











                                       REVENUES


                                         1995


                                         1994



















          Premiu m inco me

                  $
                                                                     1627541

                     $
                                                                     1851879


          Net inv est men t inco me


                                                                     7950287


                                                                     7603188


          Real ize d inve stm ent  gains  (loss ), net


                                                                       84705


                                                                      -80751


          Poli cy cha rge s


                                                                     2374615


                                                                     2051454


          Othe r inco me


                                                                      334046


                                                                      382110






















          Tota l reve nue s



                                                                    12371194


                                                                    11807880



























                             POLICY BENEFITS AND EXPENSES

























          Policy benef its and expe nse s


                                                                     2371044


                                                                     2486783


          Inte res t cred ite d to poli cie s


                                                                     4812545


                                                                     5382361


          Unde rwr iti ng, acqui sit ion and insu ran ce exp ens es


                                                                     2106858


                                                                     2003616


          Oper ati ng exp ens es


                                                                     1138446


                                                                      346216






















          Tota l poli cy ben efi ts and expen ses


                                                                    10428893



                                                                    10218976



















          Inco me bef ore provi sio n for inc ome taxes


                                                                     1942301


                                                                     1588904



















          Prov isi on for incom e taxe s


                                                                      660460


                                                                      514830






















          Net inc ome

                     $
                                                                     1281841

                     $
                                                                     1074074






















































































































































































































































































































































           The accompanying notes are an integral part of the financial statements.


 Shelby Life Insurance Company Statements of Stockholders'
                    Equity for the years ended December 31, 1995 and 1994



















                                          Net
                                      Unrealized





















                                        Holding





















                                          Gain
                                        (Loss)
















                                      Additional





                                           On
                                      Available-


                                         Total









                                        Common


                                        Paid-In



                                       Retained


                                        For-Sale



                                     Stockholders'









                                         Stock


                                        Capital



                                       Earnings


                                       Securities


                                        Equity
























          Bal an ce s at Jan ua ry 1, 19
                                            94

                  $
                                                                     2500000

                     $
                                                                    13048952


                                                                         -


                                                                         -

                     $
                                                                    15548952

























          Add it io na l ac qu is it io n co
                                                                        st s





                                                                      302048








                                                                      302048

























          Div id en d to par en t ($ 40
                                                               per sha re )







                     $
                                                                    -1000000





                                                                    -1000000

























          Net in co me








                                                                     1074074





                                                                     1074074

























          Net cha ng es in un re al iz
                                                              ed hol di ng



















          loss on av ai la bl e-fo r-sa
                                                                         le



















          secu ri ti es , ne t of tax es
                                                             of $8 63 ,0 00










                     $
                                                                    -1674806


                                                                    -1674806
























          Bala nc es at De ce mb er 31,
                                                                       199 4


                                                                     2500000


                                                                    13351000


                                                                       74074


                                                                    -1674806


                                                                    14250268

























          Div id en d to par en t ($ 31
                                                               per sha re )








                                                                     -775000





                                                                     -775000

























          Net in co me








                                                                     1281841





                                                                     1281841

























          Net cha ng es in un re al iz
                                                              ed hol di ng



















          gain on av ai la bl e-fo r-sa
                                                                         le



















          secu ri ti es , ne t of tax es
                                                             of $8 68 ,0 00











                                                                     1685636


                                                                     1685636
























          Bala nc es  at De ce mb er  31,
                                                                       199 5

                     $
                                                                     2500000

                     $
                                                                    13351000

                     $
                                                                      580915

                     $
                                                                       10830

                     $
                                                                    16442745
























































































































































































































































































































































































           The accompanying notes are an integral part of the financial statements.


Shelby Life Insurance Company Statements of Cash Flows for the years ended December 31, 1995 and 1994













                                         1995


                                         1994


          Cash  flows  from ope rat ing  activ iti es:









              Net incom e

                  $
                                                                     1281841

                     $
                                                                     1074074



          Adju stm ent s to reco nci le net  incom e to net cas h prov ide d by opera tin g acti vit ies :











          Amort iza tio n of inve stm ent s, net


                                                                     1251486


                                                                     1456197





          Amor tiz ati on of pre sen t valu e of futu re pro fit s, net


                                                                     -462226


                                                                     -897183





          Defe rre d fede ral  incom e tax pro vis ion  (bene fit )


                                                                     -277000


                                                                      223000





          Net (ga in)  loss on sal e of inve stm ent s


                                                                      -84705


                                                                       80751





          Chan ges  in opera tin g asse ts and  liabi lit ies :












                                                      Ot her  inves tme nts


                                                                    -1870916


                                                                     -550000






                                                             P oli cy loa ns


                                                                     -427644


                                                                     -171850






          Poli cy acq uis iti on cos ts


                                                                     -104123


                                                                     -378895






                                              R ein sur anc e reco ver abl e


                                                                      152327


                                                                      182610






          Fede ral  incom e taxe s rece iva ble  and paya ble


                                                                      636460


                                                                     -135920






          Accr ued  inves tme nt inc ome


                                                                      518441


                                                                      100804






          Othe r asse ts


                                                                       76741


                                                                       51385






                                                     P oli cy lia bil iti es


                                                                      202349


                                                                      724012






          Acco unt s paya ble , accr ued  expen ses  and othe r liab ili tie s


                                                                     -105998


                                                                     -129488






                                                       P aya ble  to paren t


                                                                      101122


                                                                      271903
























          Net cas h prov ide d by oper ati ng act ivi tie s


                                                                      888155


                                                                     1901400



















          Cash  flows  from inv est ing  activ iti es:









          Procee ds fro m prin cip al rep aym ent s and mat uri tie s of held-to-mat uri ty deb t secu rit ies


                                                                     6685199


                                                                     8775974



          Proc eed s from  princ ipa l repa yme nts  and matu rit ies  of availa ble -fo r-s ale  debt sec uri tie s


                                                                     1988981


                                                                     1503433



               Proc eed s from sales of avail abl e-f or-sal e debt secur iti es



                                                                    26370443


                                                                     3278265



          Purc has e of held -to -ma tur ity  debt sec uri tie s


                                                                   -21135616


                                                                   -12460688



          Purch ase  of avail abl e-f or-sal e debt  secur iti es


                                                                    -4909255


                                                                         -
























          Net cas h prov ide d by inve sti ng act ivi tie s


                                                                     8999752


                                                                     1096984



















          Cash  flows  from fin anc ing  activ iti es:









          Net incre ase  in depos its


                                                                    -7958638


                                                                    -4779168



          Divi den ds pai d


                                                                     -775000


                                                                    -1000000
























          Net cas h used  by finan cin g acti vit ies


                                                                    -8733638


                                                                    -5779168
























          Net inc rea se (de cre ase ) in cash  and cash  equiv     ale nts


                                                                     1154269


                                                                    -2780784



















          Cash  and cash  equiv ale nts , begi nni ng of yea r


                                                                         -


                                                                     2780784


          Cash  and cash  equiv ale nts , end of yea r

                             $ 1154269

                                                                          $ -



















The accompanying notes are an integral part of the financial statements.

          Shelby Life Insurance Company Notes to Financial Statements


              1.   organization, Basis of Presentation and Nature of Operations:
               Organization
               Shelby Life Insurance Company (the Company) is a wholly-owned subsidiary of Delta Life and Annuity Company (Delta). Delta, a Tennessee corporation, is a wholly-owned subsidiary of Delta Life
Corporation (DLC),
               a Delaware corporation. During 1995, the Company received approval for redomestication to Tennessee. Accordingly, the Company is chartered and licensed in the State of Tennessee and is licensed in various other states. Prior to 1995, the Company was chartered and licensed in the
               State of Ohio as The Shelby Life Insurance Company of Shelby, Ohio. Basis
               of Presentation
               The accompanying financial statements of the Company are prepared on the basis of generally accepted accounting principles. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates. Effective
               December 31, 1993, Delta acquired all of the common stock of the Company.
               The fair value of the assets acquired was $123.2 million and liabilities assumed totaled $107.7 million. The acquisition has been accounted for under the purchase method. During 1994 Delta incurred additional amounts associated with the acquisition totaling $302,048. Nature of Operations
               The Company markets individual life insurance, annuities and investment products to its policyholders, primarily in the eastern half of the United States. Its products are distributed through independent agents and brokers. The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, regulation and taxation, and other factors. 2.
summary of Significant Accounting Policies: Investments
During 1994, the Company adopted Statement of Financial Accounting
Standards No. 115 (SFAS 115), "Accounting for Certain Investments in Debt and Equity Securities". Under the statement the Company's investments have been classified as held-to-maturity and available-for-sale. Securities classified into the held-to-maturity category are accounted for at cost, adjusted for amortization of premiums and discounts and, when necessary, declines in value considered to be other than temporary. It is management's intention to hold securities classified as held-to-maturity under all reasonably foreseeable conditions. Securities in the available-for-sale category are carried at market value, with changes in the market value being accounted for as changes in stockholders' equity.
               The Company has no trading account securities. Policy Loans Policy loans are recorded at cost. As policy loans have no stated maturity and are often repaid by account withdrawals or surrenders, it is not practical to estimate their fair values. Reverse Repurchase Agreements
The Company purchases U.S. Government securities under agreements to resell within one to five days. Due to the short-term nature of the agreements, the Company does not take possession of such securities.
            Reverse repurchase agreements, which are recorded at cost which approximates fair value, are included in other investments and amounted to approximately $2,370,000 at December 31, 1995.
               Cash Equivalents
The Company considers all highly liquid debt instruments, other than reverse repurchase agreements, purchased with a remaining maturity of three months or less to be cash equivalents. Deferred Policy Acquisition
               Costs
Policy acquisition costs (principally commissions incurred at policy issuance, premium taxes and certain sales, issue and underwriting expenses) associated with new annuity and life business are deferred when incurred. The deferred costs related to traditional life insurance are amortized over the premium payment period using assumptions consistent with those used in estimating reserves. Deferred costs related to annuities and interest sensitive products accrue interest and are amortized at a constant rate based on the present value of the estimated gross profits expected to be realized over the life of the contracts.
       Estimates of expected gross profit are evaluated periodically, and the total amortization recorded to date is adjusted by a charge or credit to current amortization if actual experience or other evidence suggest that earlier estimates should be revised. Amortization related to deferred policy acquisition costs are included in operating expenses.
 2.   summary of Significant Accounting Policies, continued: Present
               Value of Future Profits
  The present value of future profits (PVFP) represents the present value of the anticipated annual profits of the business in force on December 31, 1993 (the date Delta acquired the Company), net of purchase accounting adjustments. The PVFP is being amortized over the life of the business in proportion to estimated gross profits for the deferred annuities and universal life business and estimates of future premiums for the traditional life business. The amortization is included in operating expenses. Estimates of expected gross profit are evaluated periodically, and the total amortization recorded to date is adjusted by a charge or credit to current amortization if actual experience or other evidence suggest that earlier estimates should be revised. The portion of PVFP attributable to the purchase accounting adjustments of investments at the purchase date is being amortized over the average remaining term of the investments purchased and is included in investment income. Revenue and Policy Liabilities
       Premiums received on annuity and life deposits are recorded as deposits into the policyholder's account balance. Revenue related to these contracts consists of earnings from the invested deposits and applicable mortality, withdrawal and administrative charges. These deposits consist of the policyholders' account balances plus amounts deposited by the policyholders, interest credited to the policy, and less withdrawals by the policyholder, sales, mortality and administrative charges deducted by the Company. Premiums on annuity policy liabilities are recognized as revenue when received. Policy liabilities are computed using the net level premium method and assumptions as to investment yields, mortality and expenses at the date of issue.
                    Reinsurance
  Reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
 2.   summary of Significant Accounting Policies, continued: Income
               Taxes
            Deferred income taxes are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Additionally, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Policy Charges
  Policy charges are comprised generally of policy fees and withdrawal penalties and are recorded as earned.
                    Other Income
 Other income is comprised generally of commissions and expense allowances on reinsurance ceded  and is recorded as earned.
               Concentration of Risk
  The Company had cash deposits in excess of federally insured amounts of approximately $1,096,000 at December 31, 1995.
  3. Reconciliation With Statutory Reporting Practices: Financial statements prepared in conformity with generally accepted accounting principles differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings; (d) the Asset
   Valuation Reserve and Interest Maintenance Reserve are restored to stockholders' equity; (e) certain items are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items); (f) certain items of interest income, principally accrual of bond discounts, are amortized differently; and (g) valuation differences on debt securities.
  3. Reconciliation With Statutory Reporting Practices, continued: The reconciliations of net income and stockholders' equity prepared in conformity with statutory reporting practices to that reported in the accompanying financial statements are as follows (in 000's):








                                       Net Income


                                  Stockholders' Equity









                                         1995


                                         1994


                                         1995


                                         1994
























  In co nf or mi ty  wit h st at ut or y re po rt in g pr ac ti ce s

                       $
                                                                        1661

                           $
                                                                         699

                           $
                                                                       10264

                           $
                                                                        9360
























               Add it io ns (de du ct io ns ) by adj us tm en t:

















              De fe rr ed pol ic y ac qu is it io n co st s, net


                                                                         104


                                                                         379


                                                                         483


                                                                         379





              Pre se nt val ue of fu tu re pro fi ts , ne t


                                                                         462


                                                                         897


                                                                        4475


                                                                        4013





              Pol ic y li ab il it ie s an d ac cr ua ls


                                                                       -1006


                                                                        -411


                                                                       -2739


                                                                       -3690





              De fe rr ed inc om e ta xe s


                                                                         277


                                                                        -223


                                                                         499


                                                                        1090





              Ass et Val ua ti on Res er ve


                                                                         -


                                                                         -


                                                                         950


                                                                         956





              Int er es t Ma in te na nc e Re se rv e


                                                                        -224


                                                                        -173


                                                                        1192


                                                                         676





              Non ad mi tt ed ite ms


                                                                         -


                                                                         -


                                                                          99


                                                                         124





              Val ua ti on dif fe re nc es on de bt sec ur it ie s


                                                                         -


                                                                         -


                                                                        1785


                                                                        -394





              Net unr ea li ze d ga in s an d lo ss es on in ve st me nt s


                                                                         -


                                                                         -


                                                                         -11


                                                                        1675





              Rea li ze d in ve st me nt gai ns (lo ss es )


                                                                          84


                                                                         -81


                                                                         -


                                                                         -





              Oth er  adj us tm en ts , ne t


                                                                         -76


                                                                         -13


                                                                        -554


                                                                          61
























 In co nf or mi ty  wit h ge ne ra ll y ac ce pt ed  acc ou nt in g pr in
                                                        ci pl es

                      $
                                                                        1282

                           $
                                                                        1074

                           $
                                                                       16443

                      $
                                                                       14250


                   4.   Investment Operations:
 Net investment income and realized gains and losses by class of security were as follows:








                                          1995

                                           1994








                                          Net








                                          Net














                                       Investment

                                        Realized


                                        Realized


                                      Investment

                                        Realized


                                        Realized








                                         Income

                                         Gains


                                        Losses

                                         Income


                                         Gains
                                        Gains


                                         Losses





                    Mor tg ag
                                      e ba ck ed
























                    securities

                       $
                                                                     2340314







                           $
                                                                     1731010











                    U.S . Go ve rn me nt
























                 obligations


                                                                      827268








                                                                      906945











                   Cor po ra
                                                                 te  bon ds


                                                                     3788280

                           $
                                                                       76432





                                                                     4865154




                           $
                                                                      -80751





                     Oth er


                                                                      994425


                                                                        8273





                                                                      100079







































                           $
                                                                     7950287

                           $
                                                                       84705

                           $
                                                                         -

                           $
                                                                     7603188

                           $
                                                                         -

                           $
                                                                      -80751


These securities yield interest at rates that range from 6% to 10% and pay interest on terms that range primarily from one to six months. Mortgage backed securities are issued, secured or guaranteed by the U.S. Government, government agencies or instrumentalities. Realized gains and losses on sales of investments were determined using the specific identification method.
                   4. investment Operations, continued: The carrying amount of securities and their approximate fair values at December 31, 1995 and 1994 were as follows:






                                                               1995





















                                       Estimated












                                       Amortized

                                    Gross Unrealized

                                          Fair




               Avail abl e-f or-Sal e:

                                          Cost

                                         Gains

                                         Losses

                                         Value



























               Mortga ge bac ked  secur iti
                                          es

                       $
                                                                    12780424

                           $
                                                                      125557

                           $
                                                                      -33328

                           $
                                                                    12872653




               U.S.  Gover nme nt obl iga tio
                                                                          ns


                                                                     4009869





                                                                      -12867


                                                                     3997002




               Corpor ate bonds


                                                                    40227321


                                                                      311275


                                                                     -383821


                                                                    40154775




               Fore ign gover nme nt obl
                                                                  iga tio ns


                                                                      523436


                                                                        9014





                                                                      532450



































                           $
                                                                    57541050

                           $
                                                                      445846

                           $
                                                                     -430016

                           $
                                                                    57556880





               Held -to -ma tur ity :







































               Mortg age backe d secu rit
               ies

          $
                                                                    31007188

                      $
                                                                      298182

                           $
                                                                      -46028

                           $
                                                                    31259342




               U.S. Gover nme nt obl iga tio
                                                                          ns


                                                                    10640414


                                                                       10129


                                                                      -36358


                                                                    10614185



































                           $
                                                                    41647602

                           $
                                                                      308311

                           $
                                                                      -82386

                           $
                                                                    41873527






























                                                               1994





















                                       Estimated






                                       Amortized

                                    Gross Unrealized

                                          Fair




               Avail abl e-f or-Sal e:

                                          Cost

                                         Gains

                                         Losses

                                         Value



























               U.S. Gove rnm ent oblig ati
                                         ons

                   $
                                                                      265453




                           $
                                                                       -9908

                           $
                                                                      255545




               Corp ora te bon ds


                                                                    30668319

                           $
                                                                        1276


                                                                    -2488997


                                                                    28180598




               Fore ign gover nme nt obl
                                                                  iga tio ns


                                                                      548652





                                                                      -40177


                                                                      508475



































                           $
                                                                    31482424

                           $
                                                                        1276

                           $
                                                                    -2539082

                           $
                                                                    28944618





               Held -to -ma tur ity :







































               Mortg age backe d secu rit
               ies

          $
                                                                    23863797

                      $
                                                                        1106

                           $
                                                                    -1276469

                           $
                                                                    22588434




               U.S. Gover nme nt obl iga tio
                                                                          ns


                                                                    15082571





                                                                    -1178205


                                                                    13904366




               Corpo rat e bond s


                                                                    37834091





                                                                    -3032974


                                                                    34801117




               Foreig n gove rnm ent oblig
                                                                    ati ons


                                                                     1092302





                                                                     -112602


                                                                      979700



































                           $
                                                                    77872761

                           $
                                                                        1106

                           $
                                                                    -5600250

                           $
                                                                    72273617


 During December of 1995, and in accordance with the provisions allowed by the Financial Accounting Standards Boards, Special Report - A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities, the Company reclassified approximately $48 million of investments, originally purchased and classified as held-to- maturity to available-for-sale recording a net unrealized loss of approximately $91,000.
                  4. investment Operations, continued: The amortized cost and estimated fair value of debt securities available-for-sale and held-to-maturity at December 31, 1995, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.










                                       Estimated







                                       Amortized


                                         Fair







                                          Cost


                                         Value













               Ava il ab le -f or -s al e:









               Due in  one  yea r or  les s

                       $
                                                                     1683700

                           $
                                                                     1679160



               Due  aft er  one  yea r th ro ug h fi ve              yea rs


                                                                    32783001


                                                                    32749737



               Due  aft er  fiv e ye ar s th ro ug h te n            ye ar s


                                                                    12908572


                                                                    12866909



               Due  aft er  ten  yea rs


                                                                    10165777


                                                                    10261074

















                           $
                                                                    57541050

                           $
                                                                    57556880













               Hel d-to -m at ur it y:









               Due af te r on e ye ar  thr ou gh  fiv e              ye ar s

                           $
                                                                    10126666

                           $
                                                                    10092470



               Due  aft er  fiv e ye ar s th ro ug h te n            ye ar s


                                                                      513748


                                                                      521715



               Due  aft er  ten  yea rs


                                                                    31007188


                                                                    31259342

















                           $
                                                                    41647602

                           $
                                                                    41873527


 Cash, cash equivalents and certain investments of the Company with a carrying value of approximately $3,097,000 and $2,847,000 at December 31, 1995 and 1994, respectively, were held on deposit with various state regulatory agencies for the benefit of policyholders, claimants and creditors.
 5.   present Value of Future Profits: As a result of the acquisition of the
               Company on December 31, 1993 by Delta, the Company established a discounted asset for the present value of future profits (PVFP) of insurance purchased.
Progression of the PVFP for the years ended December 31, 1995 and 1994 are as follows:













                                         1995


                                         1994



















               Bala nce  at begin nin g of year

                   $
                                                                     4012857

                           $
                                                                     2813626



               Addi tio nal  costs  assoc iat ed wit h        acqu isi tio n





                                                                      302048



                 Amor tiz ati on


                                                                      462226


                                                                      897183



















               Bala nce  at end of year

                      $
                                                                     4475083

                           $
                                                                     4012857


 5. present Value of Future Profits, continued: The estimated amount of PVFP as of December 31, 1995 expected to be amortized during each of the next five years is as follows:


               1996

          $
                                                                     -426940


                      1997


                                                                      103021


                      1998


                                                                      224590


                      1999


                                                                      247532


                      2000


                                                                      258243


               Ther eaf ter


                                                                     4068637
























                           $
                                                                     4475083


                   6.   income Taxes:
 The provision (benefit) for income taxes is composed of the following:











                                         1995


                                         1994


















                    Fede ral :









                     Curre nt

                       $
                                                                      937460

                           $
                                                                      291830



                  Defe rre d


                                                                     -277000


                                                                      223000



























                           $
                                                                      660460

                           $
                                                                      514830


The components of the deferred tax assets and liabilities as of December 31, 1995 and 1994 are as follows (in 000's):













                                         1995


                                         1994


               Defer red  tax asse ts:









               Deposi ts and  polic y liab ili tie s

                   $
                                                                        1790

                           $
                                                                        1247



               Rese rve  for guar ant y fund  asses sme nts


                                                                          51


                                                                         40



               Defe rre d poli cy acq uis iti on cos ts


                                                                         137


                                                                         191



               Net unrea liz ed los s on avai lab le-for -sa le sec uri tie s


                                                                         -


                                                                         863



                      Othe r


                                                                         104


                                                                         101






























                                                                        2082


                                                                        2442


               Defe rre d tax lia bil iti es:









               Presen t valu e of futu re pro fit s


                                                                       -1511


                                                                       -1284



               Net unr eal ize d gain  on avail abl e-f or-sal e secu rit ies


                                                                          -5


                                                                         -



                      Othe r


                                                                         -67


                                                                         -68






























                                                                       -1583


                                                                       -1352























               Net defe rre d tax ass et

                           $
                                                                         499

                           $
                                                                        1090


                   6.   income Taxes, Continued:
 Management believes that realization of the above deferred tax assets is more likely than not primarily due to the reversal of existing taxable temporary differences as well as a strong earnings history. Consequently, no valuation allowance was deemed necessary.
              7.   reinsurance:
In the ordinary course of business, the Company cedes reinsurance to other insurers under various contracts that cover individual risks or entire classes of business. These arrangements limit the risk arising from large policies. The Company retains a maximum of $100,000 of coverage per individual life. Reinsurance contracts do not relieve the Company from its obligation to policyholders. A contingent liability exists for reinsurance ceded which would become a liability of the Company in the event that any reinsurer is unable to meet its obligations under the reinsurance agreements. As of December 31, 1995 and 1994 and for the years then ended, the approximate impact on the financial statements due to all ceded reinsurance agreements in force during the year was as follows:












                                         1995

                                         1994



















                  Premium income

                       $
                                                                     1335000

                           $
                                                                     1490000


               Reinsur ance ceded


                                                                     1062000


                                                                      339000


                                           U nderwr iting,  acquisition  and








              insurance expens es


                                                                      334000


                                                                      382000


 8. supplemental Cash Flows Information: During 1995, the Company paid cash and received refunds for income taxes of $414,656 and $113,656, respectively. During 1994, the Company paid cash for income taxes of
               $427,750.
 9. Estimated Fair Values of Financial Instruments: The carrying amounts reported in the balance sheet for other investments, cash and cash equivalents, accrued investment income, ceded reserves and claims, accounts payable, accrued expenses and other liabilities, and amounts payable to parent approximate fair value due to the short-term nature of these instruments. The following methods and assumptions were used to estimate the fair value of each class of financial instrument in which it is possible to estimate that value and fair value does not approximate carrying value.
 9.   Estimated Fair Values of Financial Instruments, continued:
               Investments
 The fair value of debt securities are determined primarily by reference to a pricing service or the dealer market.
               Annuity and Life Deposits
 The fair value of these contracts is estimated as the policyholder's net cash surrender value which the policyholder may withdraw at their option.
 The carrying value and fair value of these instruments is as follows:








                                         1995


                                         1994










                                       Carrying


                                         Fair



                                       Carrying


                                         Fair









                                         Value


                                         Value


                                         Value


                                         Value
























               Deb t se cu ri ti es  ava il ab le -f or -s al e

                       $

                                                                    57556880

                      $

                                                                    57556880

                           $

                                                                    28944618

                     $

                                                                    28944618





          Debt  sec ur it ie s he ld -t o-ma tu ri ty



                                                                    41647602



                                                                    41873527



                                                                    77872761



                                                                    72273617





          Annu it y de po si ts



                                                                    60887315



                                                                    59504315



                                                                    70146340



                                                                    68221601





          Lif e de po si ts



                                                                    23303968



                                                                    20228968



                                                                    22003581



                                                                    18684636


 10.  Profit Sharing Plan:
 The Company's employees participate in DLC's discretionary profit sharing plan under which up to ten percent of an employee's compensation may be contributed in any calendar year for employees with at least one year of service. In addition, employees may contribute up to five percent of their compensation.  During 1995 the Company contributed approximately
               $5,600 to the profit sharing plan.
          11. Related Party Transactions:
The Company is party to an agreement with DLC whereby DLC provides investment advisory services for a fee of 15 basis points per annum on invested assets. This fee, which is charged to net investment income, amounted to approximately $151,000 and $162,000 in 1995 and 1994, respectively.
   During 1994, the Company entered into a management agreement with DLC. Pursuant to the agreement, Delta will provide certain management services to the Company for a fee of 75 basis points on statutory premiums received plus 10 basis points of the Company's net admitted assets at the end of each quarter.  However, no fees were charged under this agreement in 1995
               or   1994.
 11. Related Party Transactions, continued: Effective December 31, 1993, Delta entered into a service agreement with the former parent on behalf of the Company whereby certain operations of the Company would continue to be performed by the former parent for a period of up to twelve months.
    During 1995 and 1994, the Company paid approximately $299,030 and $1,128,000, respectively, as reimbursement fees to the former parent. The agreement was terminated April 17, 1995. Various operating expenses and costs are allocated to the Company by Delta.  These amounts are reflected in the payable to parent balances at December 31, 1995 and 1994.
          12. commitments and Contingencies:
               Guaranteed Rates
 The Company assumes investment risk on contracts it issues by guaranteeing the principal value of policyholders' accounts plus a minimum interest rate.  The guaranteed interest rates are set on the anniversary date of the contract and range from 4% to 7.5% depending upon the particular contract form.
               Investment Purchase Commitments
 At December 31, 1995, the Company has made commitments to purchase approximately $3,840,000 of mortgage backed securities at a rate of 6.5%.
               Guaranty Fund
  Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.
               Litigation
  A number of civil jury verdicts have been returned against life insurers in the areas in which the Company does business involving a variety of matters. Some of the lawsuits have resulted in substantial judgments and punitive damages. The Company, like other life insurers, from time to time is involved in such litigation. To date, no such lawsuit has resulted in the award of any significant amount of damages against the Company. Although the outcome of any litigation cannot be predicted with certainty, the Company is not aware of any litigation that will have a material adverse effect on the Company's financial position, results of operation, or cash flows.
 12.  commitments and Contingencies, Continued: Statutory Capital and
              Surplus
Under Tennessee statute, the Company is required to maintain statutory capital and surplus amounts of $2,000,000 at December 31, 1995 and 1994.
   As a Tennessee domiciled insurance company, the Company is subject to certain regulatory restrictions on the payment of dividends. The maximum dividend which may be paid during 1996 without prior consent is $1,660,855.
          13. subsequent Event:
   During February of 1996, the Company declared dividends of $13 per share and totaling $325,000.
  On November 8, 1996, Delta closed on a stock purchase agreement for the sale of all of the outstanding common stock of the Company to Standard
Life Insurance Company of Indiana, a wholly-owned subsidiary of Standard
 Management Corporation. Under the terms of the agreement, the sales price is comprised of cash and an extraordinary dividend totaling approximately
 $16 million and 250,000 shares of restricted common stock of Standard
               Management Corporation.



                             SHELBY LIFE INSURANCE COMPANY

       BALANCE SHEET September 30, 1996 (Unaudited, Dollars in Thousands)








          September 30,



                    1996



          ASSETS:



          Investments:



             Fixed maturity securities available for sale
          $  38,682


             Fixed maturity securities held to maturity 60,026


               Policy loans
          2,406


               Short-term investments
                     50


                         Total investments
          101,164


          Cash
          564


          Amounts due and recoverable from
          reinsurers

          947


          Deferred policy acquisition costs
          540


          Present value of future profits
          4,954


          Deferred federal income taxes
          326


          Other assets
                1,397


                         Total assets
          $109,892



          LIABILITIES AND SHAREHOLDERS'
          EQUITY







          Liabilities:



            Policy reserves
          $92,146


               Accounts payable and accrued expenses

             1,339


                         Total liabilities
          93,485






          Shareholders' equity:



            Common stock
          2,500


            Additional paid-in capital
          12,603


               Unrealized gain (loss) on securities available for sale

          (260)


               Retained earnings (deficit)
                1,564


                    Total shareholders' equity
              16,407






          Total liabilities and shareholders' equity $109,892


          See accompanying notes to financial statements.

                                             SHELBY LIFE
                                           INSURANCE COMPANY

                                    STATEMENTS OF INCOME Nine Months Ended
September 30, 1996 and 1995 (Unaudited, Dollars in Thousands,
                 Except Per Share Amounts)



          Nine Months Ended
          September 30,



                  1996
                   1995


          Revenues:




            Premium income
          $   1,163
              $   1,400


            Net investment income
          5,462
          5,608


            Net realized investment gains
          139
          (4)


            Policy charges
          1,549
          1,804


            Other income
                  405
                428


                    Total revenues
          8,718
          9,236







          Benefits and expenses:




               Benefits and claims
          1,542
          1,872


Interest credited on interest-sensitive annuities and other financial products

          3,436

          3,761


            Amortization
          251
          464


            Other operating expense
               1,390
             1,719


                    Total benefits and expenses
               6,619
             7,816


          Income before federal income taxes
          2,099
          1,420


          Federal income tax expense (credit)
                  798
                  540


          Net income
               1,301
                  880







          Net income
          $   52.04
          $   35.20







 Weighted average number of common and   common equivalent shares outstanding


             25,000



             25,000

            See accompanying notes to financial statements.

                             Shelby Life Insurance Company

                           Notes to Financial Statements (Dollars in Thousands,
                         Unaudited)

                              September 30, 1996

          1. Basis of Presentation

 The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") for interim financial information and with the instructions to Form 10-Q and
 Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.
 Such principles were applied on a basis consistent with those reflected in the Shelby Life Insurance Company (the Company) financial statements for the year ended December 31, 1995. However, certain reclassifications have been made in the 1995 financial statements to conform with the 1996 presentation.

 The results of operations for the interim periods shown in this report are not necessarily indicative of the results that may be expected for the fiscal year.  This is particularly true in the life insurance industry, where mortality results in interim periods can vary substantially from such results
       over a longer period.    In the opinion of management, the information
  contained herein reflects all adjustments necessary to make the results of operations for the interim periods a fair statement of such operations. All such adjustments are of a normal recurring nature.

 The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's financial statements for the year ended December 31, 1995.

          2 . Subsequent Event

 On November 8, 1996, the Company closed on a stock purchase agreement for the sale of all of the outstanding common stock of the Company to Standard Life Insurance Company of Indiana, a wholly-owned subsidiary of Standard Management
 Corporation. Under the terms of the agreement, the sales price is comprised of cash of $16,000 and 250,000 shares of restricted common stock of Standard Management Corporation.

                          Standard Management Corporation
Pro Forma Combined Financial Statements Dollars in Thousands, Except Per Share Amounts (Unaudited)


Background Information

The following pro forma combined balance sheet as of September 30, 1996 gives effect to the acquisition of Shelby Life Insurance Company ("Shelby Life") from Delta Life and Annuity Company ("DLAC"), and the merger of Shelby Life into Standard Life Insurance Company of Indiana ("Standard Life"), a wholly-owned subsidiary of Standard Management Corporation ("Standard Management"), as if it had occurred as of the balance sheet date. The merger of Shelby Life was consummated pursuant to an Agreement and Plan of Merger dated July 18, 1996 previously filed with the Securities and Exchange Commission on November 14, 1996. The pro forma combined statements of operations for the year ended December 31, 1995, and nine months ended September 30, 1996, are presented as if the transaction had occurred as of January 1, 1995.

 The pro forma combined financial statements do not purport to represent what Standard Management Corporation's ("Standard Management") financial position or results of operations actually would have been had the transaction in fact occurred on the dates indicated, or to project Standard Management's financial position or results of operations for any future date or period. The pro forma financial statements should be read in conjunction with the accompanying notes thereto and the separate historical consolidated financial statements of
      Standard Management and Shelby Life as of and for the nine months ended
        September 30, 1996, and as of and for the year ended December 31, 1995.

            The pro forma adjustments are applied to the historical consolidated financial statements of Standard Management and Shelby Life to account for the transaction under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16 ("APB No.16"). Under this method of accounting, the total purchase cost has been allocated to Shelby Life's assets and liabilities based on their estimated relative fair values. These allocations are subject to valuations as of the date of the transaction based on appraisals and other studies, which are not yet completed.  Accordingly, the final allocations will be different from the amounts reflected herein. Any purchase price adjustments will be made within one year from the acquisition date and are not expected to be material to the pro forma combined financial statements taken as a whole.  The pro forma combined financial statements, however, reflect management's best estimate based on currently available information.

       The total acquisition cost to purchase Shelby Life is comprised of the following:

            Cash payment, provided by senior debt of $10,000 and the balance in subordinated
                 convertible debt                                   $13,000
            Restricted SMC Common Stock                                 1,250
                                                              14,250
               Acquisition costs and other liabilities
       directly related to the acquisition                               400
                                   TOTAL PURCHASE PRICE     $14,650

                          STANDARD MANAGEMENT CORPORATION

PRO FORMA COMBINED BALANCE SHEET September 30, 1996 (Dollars in Thousands, Unaudited)

          Historical Financial
          Reclassifications




                           Statements

          and




          Standard
           Shelby
          Pro Forma
          Pro Forma



          Management
                  Life
               Adjustments
            Combined


          ASSETS:






          Investments:






               Securities available for sale:






                    Fixed maturity securities
          $241,713
          $ 38,682
          $60,026 (B)
          (1,417) (C)
          $339,004


                    Equity securities
          77


          77


            Fixed maturity securities held to
          maturity

          60,026
          (60,026) (B)



               Mortgage loans on real estate
          3,016


          3,016


               Policy loans
          7,498
          2,406

          9,904


               Real estate
          547


          547


               Other invested assets
          957


          957


               Short-term investments
              12,070
                     50

              12,120


                         Total investments
          265,878
          101,164
          (1,417)
          365,625









          Cash
          4,411
          564
           300 (D)
          5,275


          Amounts due and recoverable from
            reinsurers

          65,047

          947



          65,994


          Deferred policy acquisition costs
          17,977
          540
          (540) (E)
          17,977


          Present value of future profits
          15,402
          4,954
          (4,954) (F)
          9,372  (F)
          24,774


          Excess of acquisition cost over net assets acquired

          2,279



          873  (G)

          3,152


          Deferred federal income taxes
          66
          326
          (874) (K)
          482  (C)



          Other assets
          8,681
          1,397
          260  (H)
          10,338


          Assets held in separate accounts
            126,987


            126,987









                         Total assets
          $506,728
          $109,892
          $         3,502
          $620,122



          See accompanying notes to pro forma combined financial statements.

                               STANDARD MANAGEMENT CORPORATION

PRO FORMA COMBINED BALANCE SHEET (Continued) September 30, 1996 (Dollars in Thousands, Unaudited)

          Historical Financial
          Reclassifications




                           Statements

          and




          Standard
           Shelby
          Pro Forma
          Pro Forma



          Management
                  Life
              Adjustments
            Combined


          LIABILITIES, REDEEMABLE
          SECURITIES AND SHAREHOLDERS'
          EQUITY













          Liabilities:






            Policy reserves
          $326,445
          $92,146
          $
          $418,591









               Accounts payable and accrued expenses 4,826
          1,339
                                        3,400   (H) 9,565


               Obligations under capital lease
          753


          753


               Notes payable
          5,671

          14,100  (J)
          19,771


               Deferred federal income taxes


          2,558  (J)
          (874) (K)
          1,684


               Excess of net assets acquired over
              acquisition cost

          3,122





          3,122


               Liabilities related to separate accounts 126,987


            126,987


                         Total liabilities
          467,804
          93,485
          19,184
          580,473









          Class S Cumulative Convertible
          Redeemable
            Preferred Stock

          1,722





          1,722









          Shareholders' equity:






            Preferred stock






            Common stock
          40,997
          2,500
          (2,500) (L)
          (525) (M)
          40,472


            Additional paid-in capital

          12,603
          (12,603) (L)



            Treasury stock (deduction)
          (4,741)

          1,250 (N)
          (3,491)


               Unrealized gain (loss) on securities available for sale

          (1,892)

          (260)
          (935) (C)
          1,195  (B)
          (1,892)


            Foreign currency translation adjustment 717

             (K)
          717


               Retained earnings (deficit)
                2,121
                1,564
                 (1,564) (K)
                2,121


                    Total shareholders' equity
              37,202
              16,407
               (15,682)
              37,927









                    Total liabilities, redeemable
                    securities and shareholders' equity

          $506,728

          $109,892

          $      3,502

          $620,122


 See accompanying notes to pro forma combined financial statements. STANDARD
                                                                   MANAGEMENT
                                                                    CORPORATION

                         PRO FORMA COMBINED STATEMENT OF OPERATIONS Year Ended
                 December 31, 1995 (Dollars in Thousands, Except Per Share Amounts, Unaudited)


          Historical Financial
          Reclassifications




                           Statements

          and




          Standard
           Shelby
          Pro Forma
          Pro Forma



          Management
                  Life

             Adjustments
            Combined


          Revenues:






            Premium income
          $     5,504
          $   1,628
          $
          $     7,132


            Net investment income
          18,517
          8,201
          (1,675) (P)
          25,043


            Net realized investment gains
          688
          85

          773


            Policy charges
          2,467
          2,375

          4,842


            Amortization of excess of net assets
              acquired over acquisition cost

          1,388





          1,388


            Management fees and similar income
          from
              separate accounts

          1,294





          1,294


            Other income
                    380
                  333

                    713


                    Total revenues
          30,238
          12,622
          (1,675)
          41,185









          Benefits and expenses:






            Class action litigation and settlement costs
              (credit)

          (314)





          (314)


               Benefits and claims
          5,791
          2,332

          8,123


 Interest credited on interest-sensitive annuities and other financial products

          10,009

          4,813



          14,822


            Amortization
          2,044
          1,066
          (1,066) (P)
          958  (P)
          3,002


            Other operating expenses
          11,034
          2,249
          (828) (Q)
          12,455


            Interest expense and financing costs
                    118

                1,491 (R)
                 1,609


                    Total benefits and expenses
               28,682
             10,460
                   555
               39,697


          Income before federal income taxes
          1,556
          2,162
          (2,230)
          1,488


          Federal income tax expense (credit)
                    243
                  735
                 (758) (S)
                    220


          Net income
                 1,313
               1,427
              (1,472)
                 1,268









          Net income per share
          $         .25
          $   57.08
          $      7.25
                  $ .23









Weighted average number of common and   common equivalent shares outstanding

          5,345,937

             25,000

            203,000  (T)

          5,573,937


            See accompanying notes to pro forma combined financial statements.

                                 STANDARD MANAGEMENT CORPORATION

                         PRO FORMA COMBINED STATEMENT OF OPERATIONS Nine Months Ended September 30, 1996 (Dollars in Thousands, Except Per
                 Share Amounts, Unaudited)



          Historical Financial
          Reclassifications




                           Statements

          and




          Standard
           Shelby
          Pro Forma
          Pro Forma



          Management
                  Life

             Adjustments
            Combined


          Revenues:






            Premium income
          $ 8,418
          $ 1,163
          $
          $ 9,581


            Net investment income
          14,371
          5,462
          (556) (P)
          19,277


            Net realized investment gains
          677
          139

          816


               Gain on disposal of subsidiaries
          886


          886


            Policy charges
          1,832
          1,549

          3,381


            Amortization of excess of net assets
              acquired over acquisition cost

          1,041





          1,041


            Management fees and similar income
          from
              separate accounts

          1,093





          1,093


            Administration fee income
          682


          682


            Other income
                   865
                  405

                 1,270


                    Total revenues
          29,865
          8,718
          (556)
          38,027









          Benefits and expenses:






               Benefits and claims
          8,657
          1,542

          10,199


Interest credited on interest-sensitive annuities and other financial products

          7,645

          3,436



          11,081


            Amortization
          1,723
          251
          (251) (P)
          669  (P)
          2,392


            Other operating expenses
          8,851
          1,390
          (621) (Q)
          9,620


            Interest expense and financing costs
                   430

                  1,119  (R)
                 1,549


                    Total benefits and expenses
              27,306
               6,619
                     916
               34,841


          Income before federal income taxes,
extraordinary gain on early redemption of preferred stock and preferred stock dividends



          2,559



          2,099



          (1,472)



                 3,186


          Federal income tax expense (credit)
                 (762)
                  798
                    (500) (S)
                   (464)


Income before extraordinary gain on early redemption of preferred stock and preferred stock dividends

                3,321


               1,301


                   (971)


                 3,650









Income before extraordinary gain on early redemption of preferred stock and preferred stock dividends per share

          $        .65


          $   52.04


          $       (4.74)


          $        .66









Weighted average number of common and   common equivalent shares outstanding

          5,299,499

             25,000

                205,000   (S)

          5,529,499

            See accompanying notes to pro forma combined financial statements.

                          STANDARD MANAGEMENT CORPORATION

          Notes to Pro Forma Combined Financial Statements (Dollars in Thousands, Except
          Per Share Amounts, Unaudited)

          (A) Shelby Life's financial statement captions have been reclassified to conform with Standard Management's classifications.

          Adjustments to the pro forma combined balance sheet to give effect to the purchase of Shelby Life as of September 30, 1996, are summarized below.

          (B) Held to maturity securities have been reclassified as available for sale securities at the purchase consistent with the intention of new management.

          (C) Shelby Life's fixed maturity securities held to maturity are restated to estimated fair value, and related deferred federal income taxes and unrealized gain (loss) on securities are recorded.

          (D) Amount is net proceeds from borrowings and payment made to DLAC for the purchase of Shelby Life.

          (E) Deferred policy acquisition costs of Shelby Life has been eliminated under purchase accounting.

          (F) Present value of future profits for business previously acquired by
                 Shelby Life has been eliminated under purchase accounting and replaced with the present value of future profits from existing insurance acquired in association with the purchase of Shelby Life. Present value of future profits has been actuarially determined using a 15 percent discount rate.

          (G) Goodwill acquired in the purchase of Shelby Life is recognized.

          (H) Other assets have been increased for the deferred debt issuance costs of the commitment fees paid for the borrowings on the revolving line of credit agreement ("Amended Credit Agreement") and subordinated convertible debt and the issuance of SMC Common Stock warrants in connection with the
              Amended Credit Agreement. Other assets have also been decreased by the additional amount of agents' balances deemed to be uncollectible.

          (I) Accounts payable has been increased due to the $3,000 dividend payable to DLAC at closing and the accrual of estimated acquisition costs associated with the transaction.

          (J) Notes payable are increased to reflect the increased borrowings under the Amended Credit Agreement and subordinated convertible debt.

          (K) Deferred tax liabilities have been recorded primarily for the actuarially determined present value of future profits from existing
                 insurance, and net deferred tax assets have been reclassified to offset the net pro forma deferred tax liability.

                           STANDARD MANAGEMENT CORPORATION

          Notes to Pro Forma Combined Financial Statements (Continued)

          (L) The Shelby Life historical shareholders' equity and related average shares outstanding is eliminated under purchase accounting.

          (M) Common stock has been adjusted for the repurchase of SMC Common Stock warrants issued to Conseco ($600) and the issuance of SMC Common Stock warrants to Fleet Bank in connection with the Amended Credit Agreement
              ($75).

          (N) Treasury stock has been decreased to reflect the reissuance of 250,000 shares of SMC Common Stock held in treasury to DLAC.

          Adjustments to the pro forma combined statement of operations to give effect to the purchase of Shelby Life as of January 1, 1995 are summarized below.

          (P) Amortization of deferred acquisition costs and present value of future profits recorded by Shelby Life prior to the purchase has been eliminated and replaced with the amortization of the present value of
                 the future profits as a result of the transaction. The amount resulting from the transaction is being amortized over 20 years with interest equal to the liability rate. Amortization of goodwill acquired in the transaction is recognized over a 20-year period on a straight-line basis.

          (Q) Operating expenses were reduced for the cost savings realized by planned reductions in total employees, professional fees and other costs. The plans have either been implemented or are in process of being implemented.

          (R) Interest expense and financing costs is increased to reflect the increase in borrowings under the Amended Credit Agreement and the subordinated convertible debt and amortization of deferred debt issuance costs associated with the Amended Credit Agreement.

          (S) Federal income tax expense has been adjusted to reflect the income tax effects of the pro forma adjustments, based on SMC's tax rate of 34 percent.

          (T) Average common shares outstanding are increased to reflect the restricted
              SMC Common Stock shares issued to DLAC, the repurchase of SMC Common Stock warrants issued to an unaffiliated insurer and the issuance of SMC Common
              Stock warrants in connection with the Amended Credit Agreement.